EXHIBIT 10.1

                       RATIFICATION AND JOINDER AGREEMENT

         This RATIFICATION AND JOINDER AGREEMENT dated as of December 17, 2007 (this "Agreement") is made between The Bank of New York Trust Company, N.A. ("BNY"), solely in its capacity as Trustee of Santa Fe Energy Trust (BNY, solely in its capacity as trustee of Santa Fe Energy Trust, being herein called the "Trustee"; and the Trustee, in its capacity as the seller of the Properties, being sometimes called herein "Seller"), Amen Properties, Inc., a Delaware corporation ("Original Buyer"), SFF Royalty, LLC, a Delaware limited liability company ("SFF Royalty"), SFF Production, LLC, a Delaware limited liability company ("SFF Production") and XXXXX, an Oklahoma general partnership ("XXXXX", and collectively with SFF Royalty and SFF Production, the "Additional Buyers"). The Original Buyer and the Additional Buyers are individually referred to herein as a "Buyer" and collectively as the "Buyers"). Capitalized terms used herein but not otherwise defined herein have the meanings assigned such terms in the Purchase Agreement (as such term is defined below).

         WHEREAS, the Seller and the Original Buyer entered into that certain Purchase and Sale Agreement dated November 8, 2007 ("Purchase Agreement") whereby Seller has agreed to sell the Properties to Original Buyer;

         WHEREAS, Original Buyer desires to assign to XXXXX fifty percent (50%) of Original Buyer's undivided right, title and interest under the Purchase Agreement to acquire the Properties, insofar as such Properties are derived from Subject Assets that constitute royalty or overriding royalty leasehold interests;

         WHEREAS, in accordance with the terms of Section 40 of the Purchase Agreement, Original Buyer desires to assign to SFF Royalty fifty percent (50%) of Original Buyer's undivided right, title and interest under the Purchase Agreement to acquire the Properties, insofar as such Properties are derived from Subject Assets that constitute royalty or overriding royalty leasehold interests;

         WHEREAS, in accordance with the terms of Section 40 of the Purchase Agreement, Original Buyer desires to assign to SFF Production all of Original Buyer's undivided right, title and interest under the Purchase Agreement to acquire the Properties, insofar as such Properties are derived from Subject Assets that constitute fee or leashold cost bearing interests (working interests);

         NOW, THEREFORE, for good and valuable consideration, the undersigned parties hereby agree as follows:

1. Ratification, Assumption and Joinder.
   -------------------------------------

         (a) Each of the Additional Buyers hereby ratifies, assumes, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of "Buyer" under the Purchase Agreement. Each of the Additional

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Buyers hereby agrees to be bound by the provisions of the Purchase  Agreement as if each Additional Buyer had been an original party to the Purchase Agreement.

         (b) Each of the Buyers hereby agrees and acknowledges that the provisions of this Agreement and the addition and joinder of the Additional Buyers to the Purchase Agreement pursuant to this Agreement is being agreed to solely as an accommodation to the Buyers, and is not intended to and shall not expand or increase in any way any obligation or liability of Seller under the Purchase Agreement or relating in any way to the transactions contemplated thereby.

         (c) Each of the Buyers hereby further agrees and acknowledges that any obligation or liability of Seller under the Purchase Agreement shall be strictly limited to the obligation or liability or amount thereof for which Seller would have been responsible or liable in the absence of this Agreement.

         (d) Subject Section 1(e) below, the Original Buyer and each of the Additional Buyers hereby jointly and severally agree to indemnify defend, and hold harmless the Seller from and against any and all claims by any one or more of the Buyers for any damages or other amount or claim of any nature to the extent that any such claim or claims result in a potential obligation or liability of Seller in excess of the obligation or liability or amount thereof for which Seller would have been responsible or liable in the absence of this Agreement.

         (e) Notwithstanding anything to the contrary herein or in the Purchase Agreement, XXXXX shall not have any obligations or liabilities under Section 23 of the Purchase Agreement to the extent such obligations or liabilities arise out of or are attributable to the ownership or operation of any Properties conveyed at Closing by Seller to SFF Production.

2. Relationship, Obligations and Claims of Buyers.
   -----------------------------------------------

         (a) All references to the term "Buyer" in the Purchase Agreement or in any other document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, each of the Original Buyer and the Additional Buyers.

         (b) Each Buyer agrees and acknowledges that it is and shall be jointly and severally liable for all obligations of "Buyer" under the Purchase Agreement and any agreement, document, certificate or other instrument delivered pursuant hereto or thereto.

         (c) Any claim for indemnity under the Purchase Agreement by SFF Royalty or SFF Production may be brought and administered only by the Original Buyer on behalf of all Buyers. Except for claims brought and administered through the Original Buyer, no Additional Buyer shall have any right to initiate, bring or pursue any claim for indemnity under the Purchase Agreement or to make any other claim against Seller, and each Additional Buyer hereby releases and waives any such right.


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3. Representations and Warranties.
   -------------------------------

         (a) Original Buyer hereby represents and warrants to Seller as follows:

              (i) After giving effect to this Agreement, the representations and warranties set forth in the Purchase Agreement with respect to the Buyer are true and correct in all material respects on and as of the date of this Agreement (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

         (b) XXXXX hereby represents and warrants to Seller as follows:

              (i) XXXXX (i) is a general partnership validly existing under the Laws of the State of Oklahoma; (ii) is, or as of the Closing Date shall be, duly qualified as of the Closing Date to carry on its business in the states in which the Properties are located to the extent that any failure to be so qualified could have any adverse effect on Seller or impose any cost or liability on Seller, and (iii) has full power and authority to enter into and perform this Agreement (and all documents required to be executed and delivered by XXXXX at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

              (ii) XXXXX's execution, delivery and performance of this Agreement (and all documents required to be executed by XXXXX at Closing), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary general partnership action on the part of XXXXX.

              (iii) After giving effect to this Agreement, the representations and warranties set forth in the Purchase Agreement with respect to the Buyer are true and correct in all material respects on and as of the date of this Agreement (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

         (c) SFF Royalty hereby represents and warrants to Seller as follows:

              (i) SFF Royalty (i) is a duly organized limited liability company validly existing and in good standing under the Laws of the State of Delaware;
(ii) is, or as of the Closing Date shall be, duly qualified as of the Closing Date to carry on its business in the states in which the Properties are located to the extent that any failure to be so qualified could have any adverse effect on Seller or impose any cost or liability on Seller, and (iii) has full power and authority to enter into and perform this Agreement (and all documents required to be executed and delivered by SFF Royalty at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

              (ii) SFF Royalty's execution, delivery and performance of this Agreement (and all documents required to be executed by SFF Royalty at Closing), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action on the part of SFF Royalty.

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              (iii) After giving effect to this Agreement,  the  representations and warranties set forth in the Purchase Agreement with respect to the Buyer are true and correct in all material respects on and as of the date of this Agreement (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

         (d) SFF Production hereby represents and warrants to Seller as follows:

              (i) SFF Production (i) is a duly organized limited liability company validly existing and in good standing under the Laws of the State of Delaware; (ii) is, or as of the Closing Date shall be, duly qualified as of the Closing Date to carry on its business in the states in which the Properties are located to the extent that any failure to be so qualified could have any adverse effect on Seller or impose any cost or liability on Seller, and (iii) has full power and authority to enter into and perform this Agreement (and all documents required to be executed and delivered by SFF Production at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

              (ii) SFF Production's execution, delivery and performance of this Agreement (and all documents required to be executed by SFF Production at Closing), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action on the part of SFF Production.

              (iii) After giving effect to this Agreement, the representations and warranties set forth in the Purchase Agreement with respect to the Buyer are true and correct in all material respects on and as of the date of this Agreement (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

4. Notices.

         (a) All notices for SFF Production and SFF Royalty shall be delivered to the address of Original Buyer as specified in Section 31 of the Purchase Agreement.

         (b) The address for notices under Section 31 of Purchase Agreement for XXXXX shall be as follows:

                  XXXXX
                  XXXXX
                  XXXXX
                  XXXXX
                  Attention:     XXXXX
                  Telecopy:      XXXXX

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

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6. Miscellaneous. This Agreement shall be binding on the Parties and shall inure to the benefit of their respective successors and assigns. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement.

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                     Signature Pages to Immediately Follow]































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         IN WITNESS  WHEREOF,  the undersigned have duly executed this Agreement as of the day and year first above written.

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., solely in its capacity as Trustee
                                        of Santa Fe Energy Trust



                                        By:
                                            ------------------------------------
                                        Name:  Mike Ulrich
                                        Title:  Vice President














             [Signature Page to Ratification and Joinder Agreement]


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                                        AMEN PROPERTIES, INC.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        SFF ROYALTY, LLC



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        SFF PRODUCTION, LLC



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


             [Signature Page to Ratification and Joinder Agreement]


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                                         XXXXX, an Oklahoma general partnership



                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:






















             [Signature Page to Ratification and Joinder Agreement]